Exhibit 99.1

News Release

Contact:
William L. Prater	Will Fisackerly
Treasurer and	First Vice President and
Chief Financial Officer	Director of Investor Relations
662/680-2000	662/680-2475

BancorpSouth Announces First Quarter 2013 Earnings of

$20.8 Million or $0.22 per Diluted Share

TUPELO, Miss., April 22, 2013/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter ended March 31, 2013.

Highlights for the first quarter of 2013 included:

•	Net income of $20.8 million or $0.22 per diluted share.

•

Mortgage production of $425.9 million and mortgage sales of $445.9 million, which contributed to mortgage lending revenue of $12.3 million for the quarter, including a positive mortgage servicing rights (“MSR”) valuation adjustment of $1.0 million.

•	Insurance commission revenue increased $3.5 million, or 15.1 percent, on a comparable quarter basis.

•

Excluding an increase in our litigation reserve of $6.8 million relating to various legal matters, total noninterest expense declined $7.1 million, or 5.2 percent, on a comparable quarter basis and $14.6 million, or 10.2 percent, on a sequential quarter basis.

•

Non-performing loans and leases (“NPLs”) declined $26.5 million, or 11.4 percent, compared to the fourth quarter of 2012 while non-performing assets (“NPAs”) decreased $33.5 million, or 9.9 percent, over the same period. Both metrics have declined to balances that are approximately one half of their respective peaks, which occurred during the first quarter of 2011.

•	Cash collections on nonaccrual loans totaled $23.6 million for the quarter. At the end of the quarter, 56.3 percent of nonaccrual loans were paying in accordance with their contractual terms.

•	Capital ratios continued to rise, with Tier 1 leverage and Total risk-based capital ratios increasing to 10.33 percent and 15.31 percent, respectively.

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BancorpSouth, Inc.

Box 789 • Tupelo, MS 38802-0789 • (662) 680-2000

BXS Announces First Quarter Results

April 22, 2013

The Company reported net income of $20.8 million, or $0.22 per diluted share, for the first quarter of 2013 compared with net income of $22.9 million, or $0.25 per diluted share, for the first quarter of 2012 and net income of $17.0 million, or $0.18 per diluted share, for the fourth quarter of 2012.

“Results for the first quarter reflect solid performance from our noninterest lines of business, particularly mortgage and insurance,” remarked Dan Rollins, Chief Executive Officer. “Mortgage production for the quarter was $425.9 million, which exceeds production for the first quarter of last year. Due to slightly declining margins, production and servicing revenue was relatively flat on a comparable quarter basis. Our insurance group produced a very strong quarter as well, reporting double-digit revenue growth compared to the first quarter of 2012. We are also making meaningful progress in several areas of the core bank. Credit-related costs, specifically the provision for credit losses and foreclosed property expense, are trending in a favorable direction. NPAs and classified assets continued to decline.”

Earnings for the quarter were adversely impacted by a litigation reserve increase of $6.8 million related to various legal matters. Excluding the impact of this charge, total noninterest expense declined $7.1 million, or 5.2 percent, compared to the first quarter of 2012 and $14.6 million, or 10.2 percent compared to the fourth quarter of 2012. Rollins added, “A significant component of the decrease in noninterest expense is related to comparable and sequential quarter reductions in foreclosed property expense, which could continue to exhibit some level of volatility. I challenged our team early on to evaluate the benefit of every dollar that we spend. We are beginning to see the results of these efforts in certain areas that are easier to impact quickly, such as public relations and advertising. We continue to work diligently on specific projects that will have a more meaningful impact. We look forward to sharing additional details regarding these initiatives at the appropriate time.”

Earnings for the quarter reflect a provision for credit losses of $4.0 million, which is a decrease from $10.0 million for the first quarter of 2012 and $6.0 million for the fourth quarter of 2012. NPLs declined $26.5 million, or 11.4 percent, during the first quarter of 2013 to $207.0 million compared with $233.6 million at December 31, 2012 and declined $78.2 million, or 27.4 percent, from $285.2 million at March 31, 2012. In addition, total NPAs declined $33.5 million, or 9.9 percent, to $303.3 million compared with $336.8 million at December 31, 2012 and declined $149.7 million, or 33.0 percent, from $453.0 million at March 31, 2012. Net charge-offs declined to $5.9 million for the first quarter of 2013 compared with $10.6 million for the fourth quarter of 2012 and $23.3 million for the first quarter of 2012. Net charge-offs during the first quarter of 2013 included $2.3 million of charge-offs of loans which had been identified and reported as impaired and were reserved for in previous quarters.

Net Interest Revenue

Net interest revenue was $98.1 million for the first quarter of 2013, a decrease of 7.1 percent from $105.6 million for the first quarter of 2012 and a decrease of 2.8 percent from $100.9 million for the fourth quarter of 2012. The fully taxable equivalent net interest margin declined to 3.37 percent for the first quarter of 2013 from 3.66 percent for the first quarter of 2012 and

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BXS Announces First Quarter Results

April 22, 2013

3.44 percent for the fourth quarter of 2012. Declines in the net interest margin were primarily due to continued pressure on asset yields, particularly yields on loans and leases, which declined to 4.70 percent for the first quarter of 2013 compared with 5.02 percent for the first quarter of 2012 and 4.76 percent for the fourth quarter of 2012. Rollins added, “Loan growth is clearly the key to addressing the declining margin. At the end of the first quarter, we had almost $1 billion of liquidity in our overnight position earning 25 basis points. We are undertaking necessary measures to ensure that our team is focused on converting this liquidity into loans that meet our policies.”

Asset, Deposit and Loan Activity

Total assets were $13.4 billion at March 31, 2013 compared with $13.3 billion at March 31, 2012. Total deposits were $11.2 billion at March 31, 2013, an increase of 0.75 percent from $11.1 billion at March 31, 2012. Loans and leases, net of unearned income, were $8.6 billion at March 31, 2013, a decrease of 1.8 percent from $8.7 billion at March 31, 2012. The construction, acquisition, and development (“CAD”) loan portfolio, which decreased $130.0 million, or 15.2 percent, from March 31, 2012 to March 31, 2013, accounted for 83.1 percent of the decline in net loans and leases over the period.

The decrease in time deposits of $328.5 million, or 11.5 percent, at March 31, 2013 compared to March 31, 2012 was offset by significant growth in noninterest bearing demand deposits, which increased $322.8 million, or 14.3 percent, over the same period. Additionally, savings deposits increased $145.5 million, or 13.6 percent, while interest bearing demand deposits declined $57.3 million, or 1.2 percent, over the same period. As of March 31, 2013, $816.9 million of time deposits were scheduled to mature during the following two quarters at a weighted average rate of 0.65 percent.

Provision for Credit Losses and Allowance for Credit Losses

For the first quarter of 2013, the provision for credit losses was $4.0 million, compared with $10.0 million for the first quarter of 2012 and $6.0 million for the fourth quarter of 2012. Net charge-offs for the first quarter of 2013 were $5.9 million, compared with $23.3 million for the first quarter of 2012 and $10.6 million for the fourth quarter of 2012. Recoveries of previously charged-off loans were $3.9 million for the first quarter of 2013, compared with $5.5 million for the first quarter of 2012 and $9.2 million for the fourth quarter of 2012. Annualized net charge-offs were 0.27 percent of average loans and leases for the first quarter of 2013, compared with 1.06 percent for the first quarter of 2012 and 0.49 percent for the fourth quarter of 2012.

NPLs were $207.0 million, or 2.41 percent of net loans and leases, at March 31, 2013, compared with $285.2 million, or 3.26 percent of net loans and leases, at March 31, 2012, and $233.6 million, or 2.70 percent of net loans and leases, at December 31, 2012. The allowance for credit losses was $162.6 million, or 1.89 percent of net loans and leases, at March 31, 2013 compared with $181.8 million, or 2.08 percent of net loans and leases, at March 31, 2012 and $164.5 million, or 1.90 percent of net loans and leases, at December 31, 2012.

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BXS Announces First Quarter Results

April 22, 2013

NPLs at March 31, 2013 consisted primarily of $188.2 million of nonaccrual loans, compared with $207.2 million of nonaccrual loans at December 31, 2012. Included in the reduction of nonaccrual loans during the first quarter of 2013 were payments received on nonaccrual loans of $23.6 million, compared with payments received on such loans of $31.6 million during the fourth quarter of 2012. NPLs at March 31, 2013 also included $1.1 million of loans 90 days or more past due and still accruing, compared with $1.2 million of such loans at December 31, 2012, and included restructured loans still accruing of $17.7 million at March 31, 2013, compared with $25.1 million of such loans at December 31, 2012. Early stage past due loans, representing loans 30-89 days past due, declined to $24.4 million at March 31, 2013 from $28.2 million at December 31, 2012.

At March 31, 2013, $30.1 million of NPLs were residential CAD loans, $28.8 million were other CAD loans, $56.5 million were commercial real estate loans and $41.3 million were consumer mortgages. NPLs from all other loan types totaled $50.3 million at March 31, 2013. Included in nonaccrual loans at March 31, 2013 were $105.9 million of loans, or 56.3 percent of total nonaccrual loans, that were paying as agreed, compared with $115.4 million, or 55.7 percent, at December 31, 2012. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or would be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the disposition value of the collateral.

At the end of the first quarter, 73.2 percent of nonaccrual loans were determined to be collateral dependent, and after write-downs and specific reserves, the remaining book balance of these loans was 68.8 percent of the unpaid principal balance. At March 31, 2013, coverage of unimpaired nonaccrual loans by the nonspecified allowance for credit losses was 299 percent and coverage of unimpaired NPLs by the nonspecified allowance for credit losses was 218 percent.

Other real estate owned (“OREO”) decreased $6.9 million to $96.3 million during the first quarter of 2013 from $103.2 million at December 31, 2012. This net decrease reflected $2.2 million added through foreclosure, offset by sales of OREO of $7.8 million. Write-downs in the value of existing properties were $1.3 million for the first quarter of 2013 compared to $5.5 million for the fourth quarter of 2012. Sales of OREO during the first quarter of 2013 resulted in a net gain of $0.2 million compared to a net loss of $4.2 million for the fourth quarter of 2012. At March 31, 2013, OREO was carried at 42.2 percent of the aggregate loan balances at the time of foreclosure, compared with 44.0 percent at December 31, 2012.

Noninterest Revenue

Noninterest revenue was $71.3 million for the first quarter of 2013, compared with $72.4 million for the first quarter of 2012 and $70.9 million for the fourth quarter of 2012. These results included a positive MSR valuation adjustment of $1.0 million for the first quarter of 2013 compared with positive adjustments of $3.7 million for the first quarter of 2012 and $0.2 million for the fourth quarter of 2012.

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BXS Announces First Quarter Results

April 22, 2013

Excluding the MSR valuation adjustments, net mortgage lending revenue was $11.3 million for the first quarter of 2013, compared with $11.4 million for the first quarter of 2012 and $17.0 million for the fourth quarter of 2012. Mortgage origination volume for the first quarter of 2013 was $425.9 million, compared with $395.1 million for the first quarter of 2012 and $549.4 million for the fourth quarter of 2012.

Credit and debit card fee revenue was $7.5 million for both the first quarter of 2013 and the first quarter of 2012, compared with $8.1 million for the fourth quarter of 2012. Service charge revenue was $12.8 million for the first quarter of 2013, compared with $15.1 million for the first quarter of 2012 and $13.9 million for the fourth quarter of 2012. Insurance commission revenue was $26.6 million for the first quarter of 2013, compared with $23.2 million for the first quarter of 2012 and $20.5 million for the fourth quarter of 2012. Insurance commission revenue is typically seasonally low during the fourth quarter of each year, as policy renewals are typically lower than other quarters.

Noninterest Expense

Noninterest expense for the first quarter of 2013 was $135.4 million, compared with $135.7 million for the first quarter of 2012 and $143.2 million for the fourth quarter of 2012. Salaries and employee benefits expense increased to $79.4 million for the first quarter of 2013 from $74.9 million for the first quarter of 2012 and $77.2 million for the fourth quarter of 2012. Foreclosed property expense declined to $2.4 million for the first quarter of 2013 from $8.4 million for the first quarter of 2012 and $12.0 million for the fourth quarter of 2012. Deposit insurance assessments were $2.8 million for the first quarter of 2013 compared to $5.4 million for the first quarter of 2012 and $3.1 million for the fourth quarter of 2012. Also included in noninterest expense for the first quarter was a charge of $6.8 million that was recorded to increase our litigation reserve related to various legal matters.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 14.06 percent at March 31, 2013 and total risk based capital of 15.31 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization consists of 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets was 10.94 percent at March 31, 2013, compared with 10.46 percent at March 31, 2012 and 10.82 percent at December 30, 2012. The ratio of tangible shareholders’ equity to tangible assets was 8.96 percent at March 31, 2013, compared with 8.49 percent at March 31, 2012 and 8.83 percent at December 31, 2012.

Summary

Rollins concluded, “Our first quarter results reflect continued progress towards improving profitability. Excluding the $6.8 million increase in the litigation reserve, this quarter is the most profitable quarter that the Company has had in over three years. Additionally, we’ve been able to reduce NPA levels to almost one half of what they were at their peak two years ago. While

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BXS Announces First Quarter Results

April 22, 2013

there is still additional work to be done, we believe the appropriate measures have been taken to address credit quality issues. We continue to work daily on specific measures to help our Company achieve growth and improve operating efficiency. Our team is focused on demonstrating consistent improvement in all areas of operating performance.”

Conference Call

BancorpSouth will conduct a conference call to discuss its first quarter 2013 results on April 23, 2013, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to nonaccrual loans, credit quality, foreclosed property expense, initiatives to impact our operating performance, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain

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BXS Announces First Quarter Results

April 22, 2013

third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.4 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 292 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois.

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BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Selected Financial Data

	Three Months Ended
	March 31,
	2013		2012
(Dollars in thousands, except per share amounts)
Earnings Summary:
Net interest revenue	$98,078		$105,610
Provision for credit losses	4,000		10,000
Noninterest revenue	71,318		72,360
Noninterest expense	135,371		135,680

Income before income taxes	30,025		32,290
Income tax provision	9,220		9,424

Net income	$20,805		$22,866

Earnings per share: Basic	$0.22		$0.25

Diluted	$0.22		$0.25

Balance sheet data at March 31:
Total assets	$13,393,135		$13,307,572
Total earning assets	12,263,743		12,087,427
Loans and leases, net of unearned income	8,581,538		8,737,923
Allowance for credit losses	162,601		181,777
Total deposits	11,164,926		11,082,322
Common shareholders’ equity	1,465,180		1,392,199
Book value per share	15.39		14.74
Tangible book value per share	12.33		11.70

Average balance sheet data:
Total assets	$13,249,374		$13,088,358
Total earning assets	12,154,624		11,964,721
Loans and leases, net of unearned interest	8,580,329		8,791,542
Total deposits	11,090,989		11,043,952
Common shareholders’ equity	1,462,140		1,363,709

Non-performing assets at March 31:
Non-accrual loans and leases	$188,190		$253,227
Loans and leases 90+ days past due, still accruing	1,125		1,698
Restructured loans and leases, still accruing	17,702		30,311
Other real estate owned	96,314		167,808

Total non-performing assets	303,331		453,044

Net charge-offs as a percentage of average loans (annualized)	0.27%		1.06%

Performance ratios (annualized):
Return on average assets	0.64%		0.70%
Return on common equity	5.77%		6.74%
Total shareholders’ equity to total assets	10.94%		10.46%
Tangible shareholders’ equity to tangible assets	8.96%		8.49%
Net interest margin	3.37%		3.66%

Average shares outstanding - basic	94,595,897		91,727,524
Average shares outstanding - diluted	94,756,356		91,769,863
Cash dividends per share	$0.01		$0.01

Tier 1 capital	14.06	%(1)	13.13%
Total capital	15.31	%(1)	14.39%
Tier 1 leverage capital	10.33	%(1)	9.85%

(1)	Estimated as of earnings release date

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BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
	(Dollars in thousands)
Assets
Cash and due from banks	$147,947	$223,814	$176,529	$224,084	$184,441
Interest bearing deposits with other banks	969,506	979,800	757,207	603,458	665,675
Available-for-sale securities, at fair value	2,607,176	2,434,032	2,483,606	2,462,831	2,573,535
Loans and leases	8,614,791	8,672,752	8,716,715	8,771,642	8,777,538
Less: Unearned income	33,253	35,763	36,746	39,247	39,615
Allowance for credit losses	162,601	164,466	169,019	175,847	181,777

Net loans and leases	8,418,937	8,472,523	8,510,950	8,556,548	8,556,146
Loans held for sale	105,523	129,138	129,408	108,134	110,294
Premises and equipment, net	313,980	319,456	321,068	320,419	321,720
Accrued interest receivable	44,696	44,356	48,314	47,358	50,008
Goodwill	275,173	275,173	275,173	271,297	271,297
Bank owned life insurance	233,007	231,120	203,798	202,620	202,698
Other real estate owned	96,314	103,248	128,211	143,615	167,808
Other assets	180,876	184,538	201,473	207,454	203,950

Total Assets	$13,393,135	$13,397,198	$13,235,737	$13,147,818	$13,307,572

Liabilities
Deposits:
Demand: Noninterest bearing	$2,582,859	$2,545,169	$2,492,508	$2,312,044	$2,260,012
Interest bearing	4,840,330	4,799,496	4,697,260	4,782,243	4,897,585
Savings	1,212,736	1,145,785	1,103,490	1,083,255	1,067,256
Other time	2,529,001	2,597,696	2,681,382	2,778,795	2,857,469

Total deposits	11,164,926	11,088,146	10,974,640	10,956,337	11,082,322
Federal funds purchased and securities sold under agreement to repurchase	353,742	414,611	377,676	361,990	401,089
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	—	—	—	1,500	1,500
Accrued interest payable	5,519	6,140	6,759	7,161	7,652
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	33,500
Other liabilities	209,956	245,437	236,147	208,707	228,998

Total Liabilities	11,927,955	11,948,146	11,789,034	11,729,507	11,915,373
Shareholders’ Equity
Common stock	237,936	236,375	236,102	236,091	236,090
Capital surplus	311,091	311,909	311,271	310,388	309,426
Accumulated other comprehensive (loss)/income	(13,120)	(8,646)	5,952	1,334	(4,136)
Retained earnings	929,273	909,414	893,378	870,498	850,819

Total Shareholders’ Equity	1,465,180	1,449,052	1,446,703	1,418,311	1,392,199

Total Liabilities & Shareholders’ Equity	$13,393,135	$13,397,198	$13,235,737	$13,147,818	$13,307,572

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BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
	(Dollars in thousands)
Assets
Cash and due from banks	$169,259	$164,801	$152,228	$152,907	$160,827
Interest bearing deposits with other banks	963,600	849,710	605,270	574,624	603,714
Available-for-sale securities, at fair value	2,520,414	2,454,031	2,481,201	2,520,932	2,507,941
Federal funds sold and securities purchased under agreement to resell	—	—	2,717	—	274
Loans and leases	8,615,503	8,671,559	8,755,094	8,774,767	8,832,104
Less: Unearned income	35,174	36,420	38,448	39,542	40,562
Allowance for credit losses	166,210	170,081	179,283	185,209	202,158

Net loans and leases	8,414,119	8,465,058	8,537,363	8,550,016	8,589,384
Loans held for sale	90,281	106,552	118,944	77,642	61,250
Premises and equipment, net	316,672	320,439	320,234	320,731	322,641
Accrued interest receivable	40,806	43,144	44,789	45,494	47,512
Goodwill	275,173	275,173	273,867	271,297	271,297
Bank owned life insurance	231,814	208,504	203,151	202,616	200,724
Other real estate owned	97,336	119,852	134,384	155,471	170,924
Other assets	129,900	135,929	144,868	146,501	151,870

Total Assets	$13,249,374	$13,143,193	$13,019,016	$13,018,231	$13,088,358

Liabilities
Deposits:
Demand: Noninterest bearing	$2,463,436	$2,482,168	$2,328,948	$2,248,914	$2,139,371
Interest bearing	4,891,412	4,703,500	4,704,896	4,769,340	4,960,060
Savings	1,173,603	1,117,297	1,092,802	1,074,912	1,027,611
Other time	2,562,538	2,635,281	2,729,878	2,815,753	2,916,910

Total deposits	11,090,989	10,938,246	10,856,524	10,908,919	11,043,952
Federal funds purchased and securities sold under agreement to repurchase	360,178	401,968	388,817	374,982	358,124
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	—	—	1,223	1,500	1,500
Accrued interest payable	7,026	7,613	8,404	8,605	9,392
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	33,500
Other liabilities	135,229	147,137	138,079	126,680	117,869

Total Liabilities	11,787,234	11,688,776	11,586,859	11,614,498	11,724,649
Shareholders’ Equity
Common stock	236,922	236,197	236,095	236,091	231,276
Capital surplus	311,603	311,540	310,642	309,634	294,973
Accumulated other comprehensive (loss) income	(10,313)	1,260	2,900	(4,020)	(2,269)
Retained earnings	923,928	905,420	882,520	862,028	839,729

Total Shareholders’ Equity	1,462,140	1,454,417	1,432,157	1,403,733	1,363,709

Total Liabilities & Shareholders’ Equity	$13,249,374	$13,143,193	$13,019,016	$13,018,231	$13,088,358

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BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
INTEREST REVENUE:
Loans and leases	$99,092	$102,925	$105,937	$107,737	$109,012
Deposits with other banks	602	529	399	382	401
Federal funds sold and securities purchased under agreement to resell	—	—	2	1	—
Available-for-sale securities:
Taxable	8,700	8,729	9,329	10,188	11,162
Tax-exempt	3,960	4,083	4,109	4,210	4,256
Loans held for sale	673	829	974	686	544

Total interest revenue	113,027	117,095	120,750	123,204	125,375

INTEREST EXPENSE:
Interest bearing demand	3,125	3,588	3,889	4,185	4,449
Savings	513	606	686	691	714
Other time	8,041	8,749	9,482	10,275	11,291
Federal funds purchased and securities sold under agreement to repurchase	63	72	73	66	63
FHLB borrowings	348	349	364	366	367
Junior subordinated debt	2,857	2,869	2,875	2,879	2,879
Other	2	1	2	1	2

Total interest expense	14,949	16,234	17,371	18,463	19,765

Net interest revenue	98,078	100,861	103,379	104,741	105,610
Provision for credit losses	4,000	6,000	6,000	6,000	10,000

Net interest revenue, after provision for credit losses	94,078	94,861	97,379	98,741	95,610

NONINTEREST REVENUE:
Mortgage lending	12,346	17,188	13,549	11,040	15,142
Credit card, debit card and merchant fees	7,523	8,125	8,270	7,787	7,523
Service charges	12,832	13,875	14,189	13,697	15,116
Trust income	3,210	3,391	3,101	3,139	2,282
Security gains, net	19	152	39	177	74
Insurance commissions	26,641	20,502	23,519	22,964	23,153
Other	8,747	7,668	7,753	7,664	9,070

Total noninterest revenue	71,318	70,901	70,420	66,468	72,360

NONINTEREST EXPENSE:
Salaries and employee benefits	79,414	77,203	74,829	77,661	74,931
Occupancy, net of rental income	10,237	10,643	10,944	10,487	10,066
Equipment	4,948	5,309	5,083	5,124	5,333
Deposit insurance assessments	2,804	3,103	3,998	3,994	5,383
Other	37,968	46,961	38,934	39,240	39,967

Total noninterest expenses	135,371	143,219	133,788	136,506	135,680

Income before income taxes	30,025	22,543	34,011	28,703	32,290
Income tax expense	9,220	5,563	10,186	8,079	9,424

Net income	$20,805	$16,980	$23,825	$20,624	$22,866

Net income per share: Basic	$0.22	$0.18	$0.25	$0.22	$0.25

Diluted	$0.22	$0.18	$0.25	$0.22	$0.25

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,480,916	$1,476,611	$1,462,719	$1,497,678	$1,441,727
Real estate
Consumer mortgages	1,871,312	1,873,875	1,888,783	1,904,420	1,937,997
Home equity	482,398	486,074	492,833	496,245	501,331
Agricultural	249,467	256,196	257,733	251,975	256,683
Commercial and industrial-owner occupied	1,334,974	1,333,103	1,309,631	1,288,887	1,287,542
Construction, acquisition and development	728,092	735,808	823,692	835,022	858,110
Commercial real estate	1,739,533	1,748,881	1,738,516	1,748,748	1,742,001
Credit cards	98,803	104,884	101,405	101,085	100,527
All other	596,043	621,557	604,657	608,335	612,005

Total loans	$8,581,538	$8,636,989	$8,679,969	$8,732,395	$8,737,923

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$164,466	$169,019	$175,847	$181,777	$195,118

Loans and leases charged off:
Commercial and industrial	(1,938)	(2,174)	(4,334)	(1,582)	(4,272)
Real estate
Consumer mortgages	(1,614)	(3,789)	(2,299)	(2,818)	(4,216)
Home equity	(602)	(1,064)	(270)	(536)	(851)
Agricultural	(2)	(456)	(302)	(386)	(96)
Commercial and industrial-owner occupied	(300)	(1,421)	(994)	(2,732)	(3,868)
Construction, acquisition and development	(1,198)	(5,286)	(6,845)	(9,560)	(11,394)
Commercial real estate	(3,141)	(4,026)	(2,633)	(3,260)	(2,809)
Credit cards	(450)	(531)	(540)	(588)	(562)
All other	(492)	(977)	(731)	(438)	(758)

Total loans charged off	(9,737)	(19,724)	(18,948)	(21,900)	(28,826)

Recoveries:
Commercial and industrial	589	3,507	1,007	1,040	1,542
Real estate
Consumer mortgages	1,108	819	256	438	323
Home equity	260	66	37	78	315
Agricultural	13	10	53	53	10
Commercial and industrial-owner occupied	254	561	270	1,514	351
Construction, acquisition and development	886	1,621	2,676	1,955	2,155
Commercial real estate	339	2,208	1,443	4,504	383
Credit cards	148	144	144	121	118
All other	275	235	234	267	288

Total recoveries	3,872	9,171	6,120	9,970	5,485

Net charge-offs	(5,865)	(10,553)	(12,828)	(11,930)	(23,341)

Provision charged to operating expense	4,000	6,000	6,000	6,000	10,000

Balance, end of period	$162,601	$164,466	$169,019	$175,847	$181,777

Average loans for period	$8,580,329	$8,635,139	$8,716,646	$8,735,225	$8,791,542

Ratio:
Net charge-offs to average loans (annualized)	0.27%	0.49%	0.59%	0.55%	1.06%

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$7,009	$9,311	$8,674	$13,156	$11,025
Real estate
Consumer mortgages	39,012	36,133	35,599	35,660	46,562
Home equity	4,272	3,497	3,471	2,995	2,687
Agricultural	6,667	7,587	7,190	8,390	4,254
Commercial and industrial-owner occupied	20,719	20,910	27,059	26,957	32,842
Construction, acquisition and development	51,728	66,635	92,351	104,283	115,649
Commercial real estate	55,318	57,656	40,514	44,359	35,715
Credit cards	418	415	465	364	509
All other	3,047	5,097	4,415	4,082	3,984

Total nonaccrual loans and leases	$188,190	$207,241	$219,738	$240,246	$253,227

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	$22	$414	$45	$—	$10
Real estate
Consumer mortgages	842	512	1,027	1,141	1,314
Home equity	—	—	—	—	—
Agricultural	—	10	—	—	—
Commercial and industrial-owner occupied	—	19	119	—	—
Construction, acquisition and development	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Credit cards	261	228	236	324	228
All other	—	27	15	167	146

Total loans and leases 90+ days past due, still accruing	1,125	1,210	1,442	1,632	1,698

Restructured Loans and Leases, Still Accruing	17,702	25,099	26,147	25,071	30,311

Total non-performing loans and leases	207,017	233,550	247,327	266,949	285,236

OTHER REAL ESTATE OWNED:	96,314	103,248	128,211	143,615	167,808

Total Non-performing Assets	$303,331	$336,798	$375,538	$410,564	$453,044

Additions to Nonaccrual Loans and Leases During the Quarter	$22,294	$44,674	$28,918	$41,121	$40,392

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$1,764	$3,080	$6,065	$3,040	$4,809
Real estate
Consumer mortgages	11,720	13,403	14,745	14,436	10,736
Home equity	1,567	1,272	1,766	1,311	2,248
Agricultural	757	306	977	471	663
Commercial and industrial-owner occupied	956	3,498	4,859	2,745	3,332
Construction, acquisition and development	4,292	2,303	8,528	2,062	2,431
Commercial real estate	1,331	1,176	3,210	1,288	2,104
Credit cards	544	777	734	673	686
All other	1,473	2,422	2,861	2,544	1,983

Total Loans and Leases 30-89 days past due, still accruing	$24,404	$28,237	$43,745	$28,570	$28,992

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.19%	0.28%	0.28%	0.27%	0.45%
Allowance for credit losses to net loans and leases	1.89%	1.90%	1.95%	2.01%	2.08%
Allowance for credit losses to non-performing assets	53.61%	48.83%	45.01%	42.83%	40.12%
Allowance for credit losses to non-performing loans and leases	78.54%	70.42%	68.34%	65.87%	63.73%
Non-performing loans and leases to net loans and leases	2.41%	2.70%	2.85%	3.06%	3.26%
Non-performing assets to net loans and leases	3.53%	3.90%	4.33%	4.70%	5.18%

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$8,182	$6,542	$4,546	$2,378	$4,683
One-to-four family construction	193,032	177,392	189,561	182,648	159,281
Recreation and all other loans	42,909	44,840	62,888	66,033	63,407
Commercial construction	111,702	114,099	126,296	112,929	122,173
Commercial acquisition and development	154,997	161,546	177,887	182,570	191,783
Residential acquisition and development	217,270	231,389	262,514	288,464	316,783

Total outstanding balance	$728,092	$735,808	$823,692	$835,022	$858,110

Nonaccrual CAD Loans
Multi-family construction	$—	$—	$—	$—	$—
One-to-four family construction	8,154	10,609	14,171	15,490	11,953
Recreation and all other loans	978	1,160	1,166	380	386
Commercial construction	3,381	5,889	6,991	4,318	3,702
Commercial acquisition and development	14,240	17,337	21,408	21,741	23,464
Residential acquisition and development	24,975	31,640	48,615	62,354	76,144

Total nonaccrual CAD loans	51,728	66,635	92,351	104,283	115,649

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	—	—	—	—
Recreation and all other loans	—	—	—	—	—
Commercial construction	—	—	—	—	—
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	—	—	—	—

Total CAD loans 90+ days past due, still accruing	—	—	—	—	—

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	781	787	793	799
Recreation and all other loans	17	17	20	842	847
Commercial construction	—	—	—	—	977
Commercial acquisition and development	2,047	458	133	260	2,975
Residential acquisition and development	5,148	4,107	4,149	4,048	106

Total restructured CAD loans, still accruing	7,212	5,363	5,089	5,943	5,704

Total Non-performing CAD loans	$58,940	$71,998	$97,440	$110,226	$121,353

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	—	—	—	—
One-to-four family construction	4.2%	6.4%	7.9%	8.9%	8.0%
Recreation and all other loans	2.3%	2.6%	1.9%	1.9%	1.9%
Commercial construction	3.0%	5.2%	5.5%	3.8%	3.8%
Commercial acquisition and development	10.5%	11.0%	12.1%	12.1%	13.8%
Residential acquisition and development	13.9%	15.4%	20.1%	23.0%	24.1%
Total CAD NPL as a % of outstanding CAD balance	8.1%	9.8%	11.8%	13.2%	14.1%

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	March 31, 2013
		Special
	Pass	Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,430,760	$14,297	$31,749	$546	$105	$3,459	$1,480,916
Real estate
Consumer mortgages	1,691,053	33,895	126,589	3,207	88	16,480	1,871,312
Home equity	458,264	5,269	15,908	893	27	2,037	482,398
Agricultural	218,018	9,508	17,097	—	—	4,844	249,467
Commercial and industrial-owner occupied	1,219,024	33,370	68,024	190	148	14,218	1,334,974
Construction, acquisition and development	577,477	35,525	68,648	626	—	45,816	728,092
Commercial real estate	1,508,593	63,186	117,806	245	—	49,703	1,739,533
Credit cards	98,803	—	—	—	—	—	98,803
All other	576,244	9,535	8,478	547	5	1,234	596,043

Total loans	$7,778,236	$204,585	$454,299	$6,254	$373	$137,791	$8,581,538

	December 31, 2012
		Special
	Pass	Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,426,498	$14,663	$29,876	$729	$—	$4,845	$1,476,611
Real estate
Consumer mortgages	1,691,682	32,840	131,141	2,907	198	15,107	1,873,875
Home equity	461,151	4,791	17,619	1,057	76	1,380	486,074
Agricultural	227,138	5,729	17,947	—	—	5,382	256,196
Commercial and industrial-owner occupied	1,202,111	31,087	82,816	369	—	16,720	1,333,103
Construction, acquisition and development	567,881	30,846	75,031	715	—	61,335	735,808
Commercial real estate	1,524,262	53,455	120,591	160	—	50,413	1,748,881
Credit cards	104,884	—	—	—	—	—	104,884
All other	600,807	8,397	10,196	601	10	1,546	621,557

Total loans	$7,806,414	$181,808	$485,217	$6,538	$284	$156,728	$8,636,989

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
Unpaid principal balance of impaired loans	$183,440	$206,072	$225,581	$259,703	$266,483
Cumulative charge-offs on impaired loans	45,649	49,344	49,442	59,326	55,371

Impaired nonaccrual loan and lease outstanding balance	137,791	156,728	176,139	200,377	211,112

Other non-accrual loans and leases not impaired	50,399	50,513	43,599	39,869	42,115

Total non-accrual loans and leases	$188,190	$207,241	$219,738	$240,246	$253,227

Allowance for impaired loans	11,658	10,541	18,205	23,939	25,546

Nonaccrual loans and leases, net of specific reserves	$176,532	$196,700	$201,533	$216,307	$227,681

Loans and leases 90+ days past due, still accruing	$1,125	$1,210	$1,442	$1,632	$1,698
Restructured loans and leases, still accruing	17,702	25,099	26,147	25,071	30,311

Total non-performing loans and leases	$207,017	$233,550	$247,327	$266,949	$285,236

Allowance for impaired loans	$11,658	$10,541	$18,205	$23,939	$25,546
Allowance for all other loans and leases	150,943	153,925	150,814	151,908	156,231

Total allowance for credit losses	$162,601	$164,466	$169,019	$175,847	$181,777

Outstanding balance of impaired loans	$137,791	$156,728	$176,139	$200,377	$211,112
Allowance for impaired loans	11,658	10,541	18,205	23,939	25,546

Net book value of impaired loans	$126,133	$146,187	$157,934	$176,438	$185,566

Net book value of impaired loans as a % of unpaid principal balance	69%	71%	70%	68%	70%

Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	299%	305%	346%	381%	371%

Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	218%	200%	212%	228%	211%

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	March 31, 2013
	Alabama				Greater			Corporate
	and Florida				Memphis		Texas and	Banking
	Panhandle	Arkansas*	Mississippi*	Missouri	Area	Tennessee*	Louisiana	and Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$67,205	$143,745	$306,645	$35,560	$19,227	$76,051	$247,124	$585,359	$1,480,916
Real estate
Consumer mortgages	109,386	258,666	691,467	43,274	96,676	150,737	459,324	61,782	1,871,312
Home equity	60,717	37,540	161,317	22,605	68,087	67,101	62,430	2,601	482,398
Agricultural	8,644	75,359	63,641	2,374	16,795	12,748	64,950	4,956	249,467
Commercial and industrial-owner occupied	135,104	149,846	456,242	62,728	97,236	87,439	265,658	80,721	1,334,974
Construction, acquisition and development	98,845	67,101	204,082	36,802	75,691	92,434	144,853	8,284	728,092
Commercial real estate	215,684	331,108	273,564	193,049	105,225	90,739	387,550	142,614	1,739,533
Credit cards	—	—	—	—	—	—	—	98,803	98,803
All other	31,975	79,030	160,539	2,943	57,116	41,781	93,920	128,739	596,043

Total loans	$727,560	$1,142,395	$2,317,497	$399,335	$536,053	$619,030	$1,725,809	$1,113,859	$8,581,538

CAD PORTFOLIO:
Multi-family construction	$—	$—	$9	$—	$—	$5,320	$2,853	$—	$8,182
One-to-four family construction	28,912	12,121	44,563	10,123	10,075	49,110	37,077	1,051	193,032
Recreation and all other loans	1,368	8,290	11,759	297	4,445	439	16,311	—	42,909
Commercial construction	22,817	12,871	32,974	3,544	6,374	6,909	24,357	1,856	111,702
Commercial acquisition and development	16,169	17,050	48,052	8,830	26,100	12,960	23,894	1,942	154,997
Residential acquisition and development	29,579	16,769	66,725	14,008	28,697	17,696	40,361	3,435	217,270

Total CAD loans	$98,845	$67,101	$204,082	$36,802	$75,691	$92,434	$144,853	$8,284	$728,092

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$1,505	$1,004	$443	$36	$238	$62	$1,500	$2,640	$7,428
Real estate
Consumer mortgages	3,425	4,969	9,289	583	2,711	3,910	8,639	7,798	41,324
Home equity	929	129	1,036	383	755	715	323	2	4,272
Agricultural	79	3,907	1,231	369	1,031	166	257	68	7,108
Commercial and industrial-owner occupied	2,331	5,132	10,075	840	1,397	2,884	1,923	966	25,548
Construction, acquisition and development	14,126	1,787	6,658	9,406	17,382	3,408	4,564	1,609	58,940
Commercial real estate	11,279	7,881	6,072	20,577	5,675	1,035	2,800	1,197	56,516
Credit cards	—	—	—	—	—	—	—	2,541	2,541
All other	397	513	896	14	681	276	536	27	3,340

Total loans	$34,071	$25,322	$35,700	$32,208	$29,870	$12,456	$20,542	$16,848	$207,017

NON-PERFORMING LOANS AND LEASES AS A PERCENTAGE OF OUTSTANDING:
Commercial and industrial	2.24%	0.70%	0.14%	0.10%	1.24%	0.08%	0.61%	0.45%	0.50%
Real estate
Consumer mortgages	3.13%	1.92%	1.34%	1.35%	2.80%	2.59%	1.88%	12.62%	2.21%
Home equity	1.53%	0.34%	0.64%	1.69%	1.11%	1.07%	0.52%	0.08%	0.89%
Agricultural	0.91%	5.18%	1.93%	15.54%	6.14%	1.30%	0.40%	1.37%	2.85%
Commercial and industrial-owner occupied	1.73%	3.42%	2.21%	1.34%	1.44%	3.30%	0.72%	1.20%	1.91%
Construction, acquisition and development	14.29%	2.66%	3.26%	25.56%	22.96%	3.69%	3.15%	19.42%	8.10%
Commercial real estate	5.23%	2.38%	2.22%	10.66%	5.39%	1.14%	0.72%	0.84%	3.25%
Credit cards	—	—	—	—	—	—	—	2.57%	2.57%
All other	1.24%	0.65%	0.56%	0.48%	1.19%	0.66%	0.57%	0.02%	0.56%

Total loans	4.68%	2.22%	1.54%	8.07%	5.57%	2.01%	1.19%	1.51%	2.41%

*	Excludes the Greater Memphis Area.

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	March 31, 2013
	Alabama				Greater
	and Florida				Memphis		Texas and
	Panhandle	Arkansas*	Mississippi*	Missouri	Area	Tennessee*	Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$241	$—	$—	$—	$—	$—	$—	$—	$241
Real estate
Consumer mortgages	1,114	734	2,653	—	756	716	625	—	6,598
Home equity	—	—	44	—	—	—	—	—	44
Agricultural	870	—	—	—	1,106	2,204	174	—	4,354
Commercial and industrial-owner occupied	157	101	1,139	—	2,638	67	148	—	4,250
Construction, acquisition and development	13,605	1,167	14,586	431	35,939	8,682	1,874	455	76,739
Commercial real estate	356	1,410	4	—	833	144	134	—	2,881
All other	47	11	64	94	748	13	91	139	1,207

Total loans	$16,390	$3,423	$18,490	$525	$42,020	$11,826	$3,046	$594	$96,314

	Quarter Ended
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$103,248	$128,211	$143,615	$167,808	$173,805
Additions to foreclosed properties
New foreclosed property	2,222	8,451	6,268	6,904	10,766
Reductions in foreclosed properties
Sales	(7,811)	(27,892)	(15,392)	(26,165)	(11,771)
Writedowns	(1,345)	(5,522)	(6,280)	(4,932)	(4,992)

Balance, end of period	$96,314	$103,248	$128,211	$143,615	$167,808

FORECLOSED PROPERTY EXPENSE
(Gain)/loss on sale of other real estate owned	$(200)	$4,203	$765	$2,708	$770
Writedown of other real estate owned	1,345	5,522	6,280	4,932	4,992
Other foreclosed property expense	1,209	2,266	1,749	2,572	2,647

Total foreclosed property expense	$2,354	$11,991	$8,794	$10,212	$8,409

*	Excludes the Greater Memphis Area.

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
NONINTEREST REVENUE:
Mortgage lending	$12,346	$17,188	$13,549	$11,040	$15,142
Credit card, debit card and merchant fees	7,523	8,125	8,270	7,787	7,523
Service charges	12,832	13,875	14,189	13,697	15,116
Trust income	3,210	3,391	3,101	3,139	2,282
Securities gains, net	19	152	39	177	74
Insurance commissions	26,641	20,502	23,519	22,964	23,153
Annuity fees	483	418	548	635	642
Brokerage commissions and fees	2,093	1,715	1,782	1,779	1,438
Bank-owned life insurance	1,887	1,899	1,750	1,812	2,613
Other miscellaneous income	4,284	3,636	3,673	3,438	4,377

Total noninterest revenue	$71,318	$70,901	$70,420	$66,468	$72,360

NONINTEREST EXPENSE:
Salaries and employee benefits	$79,414	$77,203	$74,829	$77,661	$74,931
Occupancy, net of rental income	10,237	10,643	10,944	10,487	10,066
Equipment	4,948	5,309	5,083	5,124	5,333
Deposit insurance assessments	2,804	3,103	3,998	3,994	5,383
Advertising	743	2,045	1,081	902	841
Foreclosed property expense	2,354	11,991	8,794	10,212	8,409
Telecommunications	2,099	2,168	2,118	2,023	2,206
Public relations	1,005	1,304	1,309	1,355	1,466
Data processing	2,468	2,714	2,312	2,444	2,764
Computer software	1,963	2,031	1,856	1,786	1,803
Amortization of intangibles	743	857	860	742	763
Legal	9,366	3,133	3,004	981	2,216
Postage and shipping	1,135	1,117	1,060	1,033	1,255
Other miscellaneous expense	16,092	19,601	16,540	17,762	18,244

Total noninterest expense	$135,371	$143,219	$133,788	$136,506	$135,680

INSURANCE COMMISSIONS:
Property and casualty commissions	$16,878	$14,968	$17,704	$16,894	$14,430
Life and health commissions	4,688	4,376	4,651	4,681	4,724
Risk management income	650	581	698	618	655
Other	4,425	577	466	771	3,344

Total insurance commissions	$26,641	$20,502	$23,519	$22,964	$23,153

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$37,882	$34,562	$34,167	$35,668	$30,174
Additions to mortgage servicing rights:
Originations of servicing assets	4,268	5,146	5,784	4,076	3,525
Changes in fair value:
Due to payoffs/paydowns	(1,705)	(2,005)	(2,181)	(1,737)	(1,726)
Due to change in valuation inputs or assumptions used in the valuation model	1,037	183	(3,206)	(3,837)	3,697
Other changes in fair value	(4)	(4)	(2)	(3)	(2)

Fair value, end of period	$41,478	$37,882	$34,562	$34,167	$35,668

MORTGAGE LENDING REVENUE:
Production revenue:
Origination	$9,187	$15,131	$15,326	$13,119	$9,720
Servicing	3,827	3,879	3,610	3,495	3,451
Payoffs/Paydowns	(1,705)	(2,005)	(2,181)	(1,737)	(1,726)

Total production revenue	11,309	17,005	16,755	14,877	11,445
Market value adjustment	1,037	183	(3,206)	(3,837)	3,697

Total mortgage lending revenue	$12,346	$17,188	$13,549	$11,040	$15,142

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,517,725	$1,401,996	$1,472,747	$1,481,060	$1,578,441
Government agency issued residential mortgage-back securities	334,550	366,875	338,230	360,489	385,146
Government agency issued commercial mortgage-back securities	196,459	91,445	90,306	35,895	31,647
Obligations of states and political subdivisions	550,475	565,873	574,559	577,629	568,642
Other	7,967	7,843	7,764	7,758	9,659

Total available-for-sale securities	$2,607,176	$2,434,032	$2,483,606	$2,462,831	$2,573,535

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	March 31, 2013
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,670,610	$100,571	4.70%
Available-for-sale securities:
Taxable	2,073,711	8,700	1.70%
Tax-exempt	446,703	6,093	5.53%
Short-term investments	963,600	602	0.25%

Total interest earning assets and revenue	12,154,624	115,966	3.87%
Other assets	1,260,960
Less: allowance for credit losses	(166,210)

Total	$13,249,374

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,891,412	$3,125	0.26%
Savings	1,173,603	513	0.18%
Other time	2,562,538	8,041	1.27%
Short-term borrowings	360,231	65	0.07%
Junior subordinated debt	160,312	2,857	7.23%
Long-term debt	33,500	348	4.21%

Total interest bearing liabilities and expense	9,181,596	14,949	0.66%
Demand deposits - noninterest bearing	2,463,436
Other liabilities	142,202

Total liabilities	11,787,234
Shareholders’ equity	1,462,140

Total	$13,249,374

Net interest revenue		$101,017

Net interest margin			3.37%
Net interest rate spread			3.21%
Interest bearing liabilities to interest earning assets			75.54%
Net interest tax equivalent adjustment		$2,939

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	December 31, 2012
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,741,691	$104,608	4.76%
Available-for-sale securities:
Taxable	1,993,245	8,840	1.76%
Tax-exempt	460,786	6,281	5.42%
Short-term investments	849,710	528	0.25%

Total interest earning assets and revenue	12,045,432	120,257	3.97%
Other assets	1,267,842
Less: allowance for credit losses	(170,081)

Total	$13,143,193

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,703,500	$3,588	0.30%
Savings	1,117,297	606	0.22%
Other time	2,635,281	8,749	1.32%
Short-term borrowings	402,024	73	0.07%
Junior subordinated debt	160,312	2,869	7.12%
Long-term debt	33,500	349	4.14%

Total interest bearing liabilities and expense	9,051,914	16,234	0.71%
Demand deposits - noninterest bearing	2,482,168
Other liabilities	154,694

Total liabilities	11,688,776
Shareholders’ equity	1,454,417

Total	$13,143,193

Net interest revenue		$104,023

Net interest margin			3.44%
Net interest rate spread			3.26%
Interest bearing liabilities to interest earning assets			75.15%

Net interest tax equivalent adjustment		$3,162

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	September 30, 2012
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,835,590	$107,756	4.85%
Available-for-sale securities:
Taxable	2,022,294	9,439	1.86%
Tax-exempt	458,907	6,322	5.48%
Short-term investments	607,987	401	0.26%

Total interest earning assets and revenue	11,924,778	123,918	4.13%
Other assets	1,273,521
Less: allowance for credit losses	(179,283)

Total	$13,019,016

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,704,896	$3,889	0.33%
Savings	1,092,802	686	0.25%
Other time	2,729,878	9,482	1.38%
Short-term borrowings	390,100	90	0.09%
Junior subordinated debt	160,312	2,875	7.13%
Long-term debt	33,500	349	4.14%

Total interest bearing liabilities and expense	9,111,488	17,371	0.76%
Demand deposits - noninterest bearing	2,328,948
Other liabilities	146,423

Total liabilities	11,586,859
Shareholders’ equity	1,432,157

Total	$13,019,016

Net interest revenue		$106,547

Net interest margin			3.55%
Net interest rate spread			3.37%
Interest bearing liabilities to interest earning assets			76.41%

Net interest tax equivalent adjustment		$3,168

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	June 30, 2012
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,812,867	$109,260	4.99%
Available-for-sale securities:
Taxable	2,068,725	10,298	2.00%
Tax-exempt	452,207	6,478	5.76%
Short-term investments	574,624	383	0.27%

Total interest earning assets and revenue	11,908,423	126,419	4.27%
Other assets	1,295,017
Less: allowance for credit losses	(185,209)

Total	$13,018,231

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,769,340	$4,184	0.35%
Savings	1,074,912	691	0.26%
Other time	2,815,753	10,275	1.47%
Short-term borrowings	376,545	85	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,230,362	18,463	0.80%
Demand deposits - noninterest bearing	2,248,914
Other liabilities	135,222

Total liabilities	11,614,498
Shareholders’ equity	1,403,733

Total	$13,018,231

Net interest revenue		$107,956

Net interest margin			3.65%
Net interest rate spread			3.47%
Interest bearing liabilities to interest earning assets			77.51%

Net interest tax equivalent adjustment		$3,215

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	March 31, 2012
	Average		Yield/
(Taxable equivalent basis)	Balance	Interest	Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$8,852,792	$110,407	5.02%
Available-for-sale securities:
Taxable	2,058,859	11,272	2.20%
Tax-exempt	449,082	6,547	5.86%
Short-term investments	603,988	401	0.27%

Total interest earning assets and revenue	11,964,721	128,627	4.32%
Other assets	1,325,795
Less: allowance for credit losses	(202,158)

Total	$13,088,358

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,960,060	$4,449	0.36%
Savings	1,027,611	714	0.28%
Other time	2,916,910	11,291	1.56%
Short-term borrowings	359,690	83	0.09%
Junior subordinated debt	160,312	2,879	7.22%
Long-term debt	33,500	349	4.19%

Total interest bearing liabilities and expense	9,458,083	19,765	0.84%
Demand deposits - noninterest bearing	2,139,371
Other liabilities	127,195

Total liabilities	11,724,649
Shareholders’ equity	1,363,709

Total	$13,088,358

Net interest revenue		$108,862

Net interest margin			3.66%
Net interest rate spread			3.48%
Interest bearing liabilities to interest earning assets			79.05%

Net interest tax equivalent adjustment		$3,252

- MORE -

BXS Announces First Quarter Results

April 22, 2013

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands, except per share amounts)

(Unaudited)

	March 31,		December 31,
	2013	2012	2012
Tangible assets
Total assets	$13,393,135	$13,307,572	$13,397,198
Less: Goodwill	275,173	271,297	275,173
Other identifiable intangible assets	16,586	15,850	17,329

Total tangible assets	$13,101,376	$13,020,425	$13,104,696
Tangible shareholders’ equity
Total shareholders’ equity	$1,465,180	$1,392,199	$1,449,052
Less: Goodwill	275,173	271,297	275,173
Other identifiable intangible assets	16,586	15,850	17,329

Total tangible shareholders’ equity	$1,173,421	$1,105,052	$1,156,550

Total shares outstanding	95,174,441	94,436,177	94,549,867

Tangible shareholders’ equity to tangible assets*	8.96%	8.49%	8.83%
Tangible book value per share**	$12.33	$11.70	$12.23

*	BancorpSouth, Inc. utilizes the ratio of tangible shareholders’ equity to tangible assets when evaluating the performance of the Company. Tangible shareholders’ equity is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets. Tangible assets are defined by the Company as total assets less goodwill and other identifiable intangible assets. Management believes the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.
**	BancorpSouth, Inc. utilizes tangible book value per share when evaluating the performance of the Company. Tangible book value per share is defined by the Company as tangible shareholders’ equity divided by total common shares outstanding. Management believes that tangible book value per share is important to investors who are interested in changes from period to period in book value per share exclusive of changes in intangible assets.

- END -